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                                                                   EXHIBIT 10.13

                               AMENDING AGREEMENT

         This Amending Agreement is made this 15th day of January, 2006, by and between: Dr. Ajay Gupta ("AG"), an individual residing at 12804 Heritage Place, Cerritos, CA 90703, and Charak LLC ("CHARAK"), a corporation organized under the laws of the State of Michigan and located at 12804 Heritage Place, Cerritos, CA 90703 and owned by AG; and Rockwell Medical Technologies, Inc. ("RMTI"), a corporation organized under the laws of the State of Michigan located in Wixom, Michigan.

                                   BACKGROUND

         AG and CHARAK (the "PARTIES") entered into a License Agreement (the "CONTRACT") dated January 7, 2002, for the purpose of licensing certain technology relating to the delivery of iron to dialysis patients through dialysate.

         The PARTIES desire to amend the CONTRACT on the terms and conditions set forth in this Amending Agreement (the "AGREEMENT").

         This AGREEMENT is the first amendment to the CONTRACT.

                                   AMENDMENTS

         In consideration to the PARTIES agreeing to amend their obligations in the existing CONTRACT, and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, both PARTIES agree to keep, perform, and fulfill the promises, conditions and agreements below.

         1. Article II of the CONTRACT is hereby amended to include in the Licensed Technology all inventions, improvements, and modifications, thereto which relate to delivery of water soluble vitamins and nutrients to dialysis patients through dialysate, including all technology encompassed by United States Patent No. 6,537,976 (the '976 Patent) and any improvements thereto.



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         2. It is agreed that Paragraph 3.2.1 applies only to technology identified in the original CONTRACT and relating to the delivery of iron to dialysis patients through dialysate.

         3. Immediately after Paragraph 3.2.1 of the CONTRACT, the following provision is hereby added:

                  3.2.1.A RMTI agrees to pay CHARAK Fifty Thousand US Dollars (US $50,000) upon the grant of an Orphan Drug Designation by the FDA for use of vitamins and/or carnitine in dialysis in accordance with the teachings of the '976 Patent.

         4. Immediately after Paragraph 3.3.6 of the CONTRACT (incorrectly designated as Paragraph 3.2.6 in the CONTRACT), the following provision is hereby added:

                  3.3.6.A Licensed Products subject to the royalty provisions
                  3.3 et seq. of the CONTRACT include all products that utilize the Licensed Technology pertaining to the delivery of iron to dialysis patients through dialysate, the delivery of water soluble vitamins and/or nutrients to dialysis patients through dialysate, or both the delivery of iron to dialysis patients through dialysate and the delivery of vitamins and/or nutrients to dialysis patients through dialysate. This means that royalties are paid based on the number of Licensed Products sold, regardless of the number of different aspects of the Licensed Technology that are incorporated into the Licensed Products.

         5. RMTI shall pay to Charak LLC a one-time upfront Amendment closing fee of Ten Thousand Dollars (US$10,000). In addition, RMTI shall reimburse all past and future expenses incurred by Charak LLC or Dr. Gupta in filing, prosecuting,



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issuing, and maintaining the '976 Patent and its foreign counterparts up to
$50,000. Monies will be paid as follows: $10,000 in Q2, Q3 and Q4 2006 respectively and $10,000 in Q2, Q3 and Q4 2007 respectively.

         6. To the extent that there are any inconsistencies between the original CONTRACT and this AGREEMENT, this AGREEMENT shall be controlling.

         IN WITNESS WHEREOF, the PARTIES hereto have executed this AGREEMENT as of the day and year first above written.

CHARAK LLC


By: /s/ Dr. Ajay Gupta
    -------------------------------
Dr. Ajay Gupta
President and CEO


ROCKWELL MEDICAL TECHNOLOGIES, INC.


By: /s/ Robert L. Chioini
    -------------------------------
Rob Chioini
Chairman, President and CEO



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